UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2011 (June 20, 2011)

ARCA biopharma, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-22873	36-3855489
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8001 Arista Place, Suite 200, Broomfield, CO 80021

(Address of Principal Executive Offices) (Zip Code)

(720) 940-2200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 20, 2011, the United States District Court for the Northern District of California issued a final judgment and order (the “Order”) approving the settlement of, and dismissing with prejudice the purported securities class action lawsuit known as In re Nuvelo Securities Litigation, pending against ARCA biopharma, Inc. (“ARCA”), and the other defendants. The Order will become effective on July 25, 2011, unless an appeal or motion to alter or amend the judgment is timely filed. The Order approves the settlement agreement entered into on February 25, 2011, between ARCA, the other defendants, and the plaintiffs, which was previously disclosed on ARCA’s form 8-K filed March 3, 2011, the contents of which are incorporated by reference herein.

The Order and settlement agreement relate to the lawsuit brought on February 9, 2007, in the United States District Court for the Southern District of New York, and naming as defendants ARCA’s predecessor Nuvelo, Inc., and certain of Nuvelo’s former and then current officers and directors. The suit alleged violations of the Securities Exchange Act of 1934 related to the clinical trial results of the developmental drug alfimeprase, and sought damages and injunctive relief on behalf of the purchasers of Nuvelo’s common stock during the class period. Three additional lawsuits were filed in the Southern District of New York, and all four lawsuits were later transferred to the Northern District of California and consolidated.

ARCA’s insurance carriers have agreed to fund the settlement, subject to a reservation of rights by one carrier. No member of the class has opted out of the settlement, making the Order, once it becomes effective, binding on all members of the class.

This current report on Form 8-K contains forward-looking statements. Words such as “will,” “plans to” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon ARCA’s current expectations. Forward-looking statements involve risks and uncertainties. These and other risk factors are discussed under “Risk Factors” and elsewhere in ARCA annual report on Form 10-K for the year ended December 31, 2010, and other filings with the Securities and Exchange Commission. ARCA expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 24, 2011

ARCA biopharma, Inc. (Registrant)

By:	/s/ Christopher D. Ozeroff
	Name:	Christopher D. Ozeroff
	Title:	Senior Vice President and General Counsel